EXECUTION VERSION PHYSICIANS REALTY L.P., as Issuer PHYSICIANS REALTY TRUST, as Parent Guarantor $15,000,000 4.03% Senior Notes, Series A, due January 7, 2023 $45,000,000 4.43% Senior Notes, Series B, due January 7, 2026 $45,000,000 4.57% Senior Notes, Series C, due January 7, 2028 $45,000,000 4.74% Senior Notes, Series D, due January 7, 2031 ___________________________________ FIRST AMENDMENT Dated as of August 11, 2016 to the NOTE PURCHASE AND GUARANTEE AGREEMENT Dated as of January 7, 2016 ___________________________________

-1- FIRST AMENDMENT TO THE NOTE PURCHASE AND GUARANTEE AGREEMENT THIS FIRST AMENDMENT, dated as of August 11, 2016 (the or this “First Amendment”), to the Note Purchase and Guarantee Agreement, dated as of January 7, 2016, is among PHYSICIANS REALTY L.P., a Delaware limited partnership (the “Company”), PHYSICIANS REALTY TRUST, a Maryland real estate investment trust (the “Parent Guarantor” and, together with the Issuer, the “Obligors”) and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”). R E C I T A L S: A. The Obligors and each of the Noteholders have heretofore entered into the Note Purchase and Guarantee Agreement, dated as of January 7, 2016 (the “Note Purchase Agreement”). The Company has heretofore issued (i) $15,000,000 aggregate principal amount of its 4.03% Senior Notes, Series A, due January 7, 2023 (the “Series A Notes”), (ii) $45,000,000 aggregate principal amount of its 4.43% Senior Notes, Series B, due January 7, 2026 (the “Series B Notes”), (iii) $45,000,000 aggregate principal amount of its 4.57% Senior Notes, Series C, due January 7, 2028 (the “Series C Notes”) and (iv) $45,000,000 aggregate principal amount of its 4.74% Senior Notes, Series D, due January 7, 2031 (the “Series D Notes”, collectively with the Series A Notes, the Series B Notes and the Series C Notes, the “Notes”) pursuant to the Note Purchase Agreement. The Noteholders are the holders of greater than 50% of the outstanding principal amount of the Notes. B. The Obligors and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects hereinafter set forth. C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require. D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed. NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Noteholders do hereby agree as follows: SECTION 1. AMENDMENTS. Section 1.1. Sections 9.1(a) and (b) of the Note Purchase Agreement shall be and are hereby amended by deleting the phrase “and consolidating” in each place it appears. Section 1.2. Section 9.1(d) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

-2- (d) Annual Budget; Actual Capital Expenditures. As soon as available, but in any event on or prior to March 1st of each calendar year, (i) quarterly forecasts prepared by management of the Parent Guarantor or the Issuer of consolidated balance sheets and statements of income or operations and cash flows of the Parent Guarantor and its Subsidiaries for the Fiscal Year beginning on such January 1st, and (ii) an annual operating budget consisting of statements of income or operations and cash flows and other information for each of the Unencumbered Pool Properties supporting pro forma covenant compliance calculations hereunder, for the Fiscal Year beginning on January 1st of such year (including the Fiscal Year in which the stated maturity of each Note shall occur). In addition, as soon as available, but in any event on or prior to March 1st of each calendar year, the Issuer will deliver to the holders of the Notes statements reflecting actual capital expenditures for each of the Unencumbered Pool Properties, in each case for the most recent Fiscal Year then ended; Section 1.3. Section 9.12(b)(vii)(G) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: (G) subordinate the rights of the applicable Unencumbered Property Owner under such Eligible Ground Lease to any property manager, mortgagee or leasehold interest or any other Person, in each case without the prior written consent of the Required Holders; Section 1.4. Section 9.12(b)(x) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: x. not permit or consent to the subordination of such Eligible Ground Lease to any mortgage or other leasehold interest of the premises related thereto, unless the Issuer has obtained customary non-disturbance rights in connection with such subordination; Section 1.5. Section 9.12(b)(xii) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: xii. provide to the holders of the Notes written notice of its intention to exercise any option or renewal or extension rights with respect to such Eligible Ground Lease or easement at least thirty (30) days prior to the expiration of the time to exercise such right or option and, unless the Issuer is removing such Real Estate Asset as an Unencumbered Pool Property, duly exercise any renewal or extension option with respect to any such Eligible Ground Lease or

-3- easement (either consistent with such notice or upon the direction of the Required Holders); Section 1.6. Sections 10.1(j), (k) and (l) of the Note Purchase Agreement shall be and are hereby amended and replaced in their entirety with Sections 10.1(j), (k), (l) and (m) to read as follows: (j) Secured Recourse Indebtedness of an Obligor or any Subsidiary (other than any Subsidiary which is a Guarantor hereunder); provided, the Obligors shall be in compliance, on a pro forma basis after giving effect to such Recourse Indebtedness and related transactions, with the financial covenants set forth in Section 10.8, recomputed as of the last day of the most recently ended Fiscal Quarter of the Issuer for which financial statements have been delivered pursuant to Section 9.1; (k) Unsecured Indebtedness of the Obligors and their Subsidiaries; provided, the Obligors shall be in compliance, on a pro forma basis after giving effect to such Unsecured Indebtedness and related transactions, with the financial covenants set forth in Section 10.8, recomputed as of the last day of the most recently ended Fiscal Quarter of the Issuer for which financial statements have been delivered pursuant to Section 9.1; (l) Guarantees of Indebtedness otherwise permitted under this Agreement; and (m) Non-Recourse Indebtedness of any Subsidiaries that are not, and are not required to be, Subsidiary Guarantors hereunder and are not Unencumbered Property Owners; provided, the Obligors shall be in compliance, on a pro forma basis after giving effect to such Non-Recourse Indebtedness and related transactions, with the financial covenants set forth in Section 10.8, recomputed as of the last day of the most recently ended Fiscal Quarter of the Issuer for which financial statements have been delivered pursuant to Section 9.1. Section 1.7. Section 10.2(n) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: (n) Liens in favor of (i) the Administrative Agent securing Indebtedness under the Existing Credit Facility or any Credit Document and/or (ii) the noteholders (or an agent on their behalf) securing Indebtedness under the August 2016 NPA, provided that the Obligations are concurrently secured equally and ratably with all such Indebtedness under the August 2016 NPA, the

-4- Existing Credit Facility and/or Credit Documents pursuant to documentation in form and substance reasonably satisfactory to the Required Holders, including without limitation, an intercreditor agreement and opinions of counsel to the Obligors reasonably acceptable to the Required Holders; Section 1.8. Section 10.2(t) of the Note Purchase Agreement shall be and hereby is amended by replacing the reference to Section 10.1(l) with Section 10.1(m). Section 1.9. Section 10.3 of the Note Purchase Agreement shall be and is hereby amended by replacing the reference to Section 10.1(l) in proviso clause (ii) with Section 10.1(m). Section 1.10. Section 10.8(c) of the Note Purchase Agreement shall be and is hereby deleted in its entirety and replaced with “[Reserved]”. Section 1.11. Section 10.8(g) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: (g) Tangible Net Worth. Permit Tangible Net Worth, tested as of the end of any Fiscal Quarter of the Issuer, to be less than the sum of (x) $1,406,050,000 plus (y) an amount equal to, on a cumulative basis, the product of (i) the sum of all Net Cash Proceeds from any Equity Issuance after June 10, 2016, multiplied by (ii) seventy-five percent (75.0%). Section 1.12. Section 10.8(j) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: (j) Maximum Joint Venture Limit. Permit more than 10% of the Aggregate Unencumbered Pool Property Value Amount to consist of properties in Joint Venture Entities, with the Total Asset Value and Adjusted NOI from Unencumbered Pool Properties being determined based on the Issuer’s ownership percentage in the respective Joint Venture Entity. Section 1.13. Section 10.13(d) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: (d) except in connection with a repayment, refinancing or refunding permitted hereunder, make any voluntary prepayment, redemption, defeasance or acquisition for value of (including by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of, any Funded Debt (other than as set forth in Section 5.16, the Indebtedness under the Financing Agreements, intercompany Indebtedness permitted hereunder and Indebtedness

-5- permitted under Section 10.1(b), Section 10.1(d) or Section 10.1(k)); provided, this Section 10.13(d) shall not prohibit the prepayment or payment at maturity by any Subsidiary of any Specified CMBS Indebtedness if, on or prior to the date of any such payment, (x) the Real Estate Asset subject to and securing such Specified CMBS Indebtedness is, or shall have been, proposed for inclusion in the Borrowing Base in accordance with Section 10.17, and (y) such Subsidiary becomes a Guarantor in accordance with Section 9.15. Section 1.14. Section 10.17(c) of the Note Purchase Agreement shall be and is hereby amended by deleting the second sentence therein in its entirety. Section 1.15. Each reference to “this Section 17.1(c)” appearing in Section 17.2(c) of the Note Purchase Agreement shall be and is hereby amended to read “Section 17.1(c)”. Section 1.16. The definition of “Borrowing Base” in Schedule B of the Note Purchase Agreement shall be and is hereby amended by deleting it in its entirety and substituting the following definition to read as follows: “Borrowing Base” means, as of any date of determination, that amount which is the lesser of: (a) that amount which would result in a Consolidated Unsecured Leverage Ratio of 0.60 to 1.00, and (b) that amount which would result in an Unencumbered Debt Service Coverage Ratio of 1.75 to 1.00; provided, however, at no time shall: (a) the percentage of the Borrowing Base attributable to Unencumbered Pool Properties that are Healthcare Facilities other than Medical Office Properties exceed 50.0%; and (b) the percentage of the Borrowing Base attributable to Unencumbered Pool Properties (A) that are subject to Eligible Ground Leases and (B) which are so-called off- campus properties (greater than ½ mile of a hospital campus) exceed 15.0% (but for the avoidance of doubt, any such Real Estate Assets subject to Eligible Ground Leases which are so-called on-campus properties (located within ½ mile of a hospital campus) shall not be subject to the percentage limitation set forth in this clause (b)); and (c) the percentage of the Borrowing Base attributable to any single Unencumbered Pool Property exceed (A) during the period commencing from the Closing Date to

-6- but not including September 18, 2016, 30.0%, and (B) during the period from and after September 18, 2016, 20.0%; and (d) the percentage of the Borrowing Base attributable to Unencumbered Pool Properties held by Joint Venture Entities exceed 10.0%, with the Total Asset Value and Adjusted NOI from Unencumbered Pool Properties being determined based on the Issuer’s ownership percentage in the respective Joint Venture Entity. To the extent any of the limitations in the forgoing proviso are exceeded, any such excess shall be excluded from the calculation of the Borrowing Base hereunder. All of the foregoing shall be as calculated by Issuer and supported by financial information which has been delivered to the holders of the Notes pursuant to the terms of this Agreement (subject to any restatement of or other adjustment to the financial statements of the Issuer or for any other reason), as approved by the Required Holders from time to time in its sole but reasonable discretion. Section 1.17. The definition of “Borrowing Base Certificate” in Schedule B of the Note Purchase Agreement shall be and is hereby amended by deleting the words “medical office buildings” appearing in subclause (a)(4)(x) and substituting the words “Medical Office Properties”. Section 1.18. The definition of “Capitalization Rate” in Schedule B of the Note Purchase Agreement shall be and is hereby amended by deleting it in its entirety and substituting the following definition to read as follows: “Capitalization Rate” means, the rate indicated below with respect to each type of Real Estate Asset, or such higher or lower percentage as shall be required or permitted under the Existing Credit Facility as of such date of determination, provided that the Capitalization Rate shall in no event be less than the floor rate indicated below with respect to each type of Real Estate Asset: Type of Real Estate Asset Rate Floor Rate Medical Office Properties 6.75% 6.00% Life science facilities 6.75% 6.25% Long term acute care facilities 9.25% 8.25% Rehabilitation facilities 9.25% 8.25%

-7- Skilled nursing facilities 10.00% 9.00% Independent living facilities 7.75% 6.75% Assisted living facilities 7.75% 6.75% Section 1.19. The definition of “Healthcare Facility” in Schedule B of the Note Purchase Agreement shall be and is hereby amended by deleting the words “medical office building” appearing therein and substituting the words “Medical Office Property”. Section 1.20. The definition of “Material Credit Facility” in Schedule B of the Note Purchase Agreement shall be and is hereby amended by deleting it in its entirety and substituting the following definition to read as follows: “Material Credit Facility” means, as to each Obligor and its Subsidiaries, (a) the Amended and Restated Credit Agreement, dated as of June 10, 2016, among the Issuer, the Parent Guarantor, KeyBank National Association, as administrative agent, KeyBanc Capital Markets, Inc., BMO Capital Markets and Citizens Bank, N.A., and the lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof (collectively, the “Existing Credit Facility”); (b) the Note Purchase and Guarantee Agreement, dated as of August 11, 2016, among the Issuer, the Parent Guarantor, and the Purchasers of the Notes named therein, including any renewals, extensions, amendments, supplements or restatements thereof (collectively, the “August 2016 NPA”); and (c) any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the date of Closing by the Obligors, or in respect of which an Obligor is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $50,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility; provided, however, that the agreements, instruments and other documentation evidencing Secured Indebtedness related to any

-8- Real Estate Asset will not be a Material Credit Facility under any circumstances. Section 1.21. The definition of “Unencumbered Pool Property” in Schedule B of the Note Purchase Agreement shall be and is hereby amended by deleting it in its entirety and substituting the following definition to read as follows: “Unencumbered Pool Property” means a Real Estate Asset which, as of any date of determination, is included as an “Unencumbered Pool Property” on the most recent Borrowing Base Certificate and satisfies all of the following requirements: (a) such Real Estate Asset (a) is 100% (i) owned in fee simple or (ii) leased pursuant to an Eligible Ground Lease by (x) the Issuer or (y) an Unencumbered Property Owner that is (1) a Domestic Subsidiary and (2) a Wholly-Owned Subsidiary or Joint Venture Entity of the Issuer and (b) is located in a state in the United States or the District of Columbia; (b) such Real Estate Asset is not subject to any Lien (other than a Permitted Lien (with the exception of a Permitted Lien described in Section 10.2(m))) or any Negative Pledge (other than pursuant to an Eligible Ground Lease); (c) such Real Estate Asset is free of all material mechanical and structural defects, or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Real Estate Asset; (d) such Real Estate Asset is a Healthcare Facility that has been fully developed, is operational and is well located within a primary or secondary market and is maintaining a stable current income; (e) to the extent managed by a third-party property manager, the applicable property manager with respect to such Real Estate Asset is an Approved Manager, and such Real Estate Asset is being managed pursuant to a management agreement with such Approved Manager; (f) no principal or interest payment, payments of real property taxes (except taxes which are being contested in good faith and for which adequate reserves have been established in accordance with GAAP) or payments of premiums on insurance policies payable to the applicable Unencumbered Property Owner

-9- with respect to such Real Estate Asset is past due beyond the applicable grace period with respect thereto, if any; (g) no required rental payment from any tenant under a Material Lease with respect to such Real Estate Asset is past due more than sixty (60) days beyond the applicable grace period with respect thereto, if any; (h) no Tenant under any Material Lease with respect to such Real Estate Asset is then subject to a Bankruptcy Event; (i) no material event of default (after the expiration of any applicable notice and/or cure period) has occurred and is then continuing under any Material Lease applicable to such Real Estate Asset; (j) no condemnation or condemnation proceeding shall have been instituted (and remain undismissed for a period of ninety (90) consecutive days), in each case, with respect to a material portion of any Real Estate Asset, which would impair in any material manner the continued operations of such Real Estate Asset; (k) no material casualty event shall have occurred with respect to the improvements located on such Real Estate Asset which is not able to be fully remediated with available insurance proceeds and/or funds the Issuer or the applicable Unencumbered Property Owner has put into escrow; (l) no Hazardous Materials are located on or under such Real Estate Asset and no other environmental conditions exist in connection with such Real Estate Asset which constitute a material violation of any Environmental Law; and (m) such Real Estate Asset, as of such date of determination, shall satisfy the Unencumbered Pool Property Specified Tenant Lease Requirement. Section 1.22. (a) The definition of “Unencumbered Pool Property Specified Tenant Lease Requirements” in Schedule B of the Note Purchase Agreement shall be and is hereby amended by deleting it in its entirety and substituting the following definition to read as follows: “Unencumbered Pool Property Specified Tenant Lease Requirement” means, as of any date of determination, with respect to each Unencumbered Pool Property (or any Real Estate Asset proposed by Issuer to be added as an Unencumbered Pool

-10- Property hereunder), which is either (i) a long term acute care hospital facility or (ii) a rehabilitation facility, at the time such Real Estate Asset is being added as an Unencumbered Pool Property (whether on the Closing Date or under Section 10.17 hereof), the satisfaction of the condition that the Rent Coverage Ratio shall be greater than or equal to 1.50 to 1.00. (b) Each reference to “Unencumbered Pool Property Specified Tenant Lease Requirements” appearing in the Note Purchase Agreement shall be and is hereby amended to read “Unencumbered Pool Property Specified Tenant Lease Requirement.” Section 1.23. The definition of “Unencumbered Pool Property Value” in Schedule B of the Note Purchase Agreement shall be and is hereby amended by deleting it in its entirety and substituting the following definition to read as follows: “Unencumbered Pool Property Value” means, as of any date of determination with respect to any Unencumbered Pool Property, the value of the subject Real Estate Asset based upon a valuation determined, for the applicable Calculation Period, (a) for the first eighteen (18) months following the acquisition by the Issuer or any Subsidiary of such Real Estate Asset, such value based upon a valuation which is determined by using the un- depreciated book value cost in accordance with GAAP, and (b) thereafter by dividing (x) Adjusted NOI by (y) the applicable Capitalization Rate based on the type of Real Estate Asset during such applicable Calculation Period, as determined by the Issuer (subject to any restatement of or other adjustment to the financial statements of the Issuer or for any other reason). Section 1.24. Schedule B of the Note Purchase Agreement shall be further amended by adding the following new definitions in the appropriate alphabetical order: “August 2016 NPA” is defined within the definition of “Material Credit Facility”. “Joint Venture Entity” means a Subsidiary of the Issuer which is not a Wholly-Owned Subsidiary but which is consolidated with the Issuer and as to which the full financial, sale and other major decision making powers are controlled by the Issuer. “Medical Office Properties” means each Property which is fully developed and operational for use primarily as a medical office building or an office building used for ancillary or support services for another Healthcare Facility.

-11- Section 1.25. Schedule B of the Note Purchase Agreement shall be and is hereby further amended by deleting the definitions of “Consolidated Recourse Secured Leverage Ratio,” “Occupancy Rate” and “Unencumbered Pool Property Deliverables” in their entirety. Section 1.26. Exhibit 9.1(c)-1 (Form of Compliance Certificate) to the Note Purchase Agreement shall be and is hereby amended by (a) deleting (i) the phrase “and consolidating” in paragraph 1 thereof and (ii) the reference to “Consolidated Recourse Secured Leverage Ratio” in paragraph 4 thereof, and (b) adding a new paragraph 7 to read as follows: 7. The following Subsidiaries have become guarantors under Material Credit Facilities during such fiscal period (specify Material Credit Facility and Subsidiary): Section 1.27. Exhibit 9.1(c)-2 (Form of Borrowing Base Certificate) to the Note Purchase Agreement shall be and is hereby amended by deleting the words “medical office buildings” appearing in paragraph (a)(4)(x) and substituting the words “Medical Office Properties”. SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS. Section 2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Obligors jointly and severally represent and warrant to the Noteholders that: (a) this First Amendment has been duly authorized, executed and delivered by each Obligor and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of each Obligor enforceable against such Obligor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally; (b) the Note Purchase Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of each Obligor enforceable against such Obligor in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally; (c) the execution, delivery and performance by each of the Obligors of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or such Obligor’s certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon such Obligor or (3) any provision of any material indenture, agreement or other instrument to which such Obligor is a party or by which its properties or assets are or may be bound, including, without limitation, under any Material Credit Facility, or (B) result in a breach or constitute (alone or with due notice or lapse of time

-12- or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c); (d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; (e) no Subsidiaries or Affiliates of either Obligor are guarantors or are otherwise liable for or in respect of any Indebtedness under any Material Credit Facility or any notes issued thereunder; and (f) all the representations and warranties contained in Sections 5.1, 5.8, 5.24 and 5.25 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by each Obligor on and as of the date hereof. SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT. Section 3.1. This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied: (a) executed counterparts of this First Amendment, duly executed by each of the Obligors and the holders of greater than 50% of the outstanding principal of the Notes, shall have been delivered to the Noteholders; (b) the Obligors shall have provided to the Purchasers a true, correct and complete copy of the Existing Credit Facility that is in full force and effect as of the date hereof; (c) the representations and warranties of each of the Obligors set forth in Section 2 hereof are true and correct on and with respect to the date hereof; and (d) the fees and expenses of Chapman and Cutler, LLP, counsel to the Noteholders, shall have been paid by the Obligors, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment. Upon receipt of all of the foregoing, this First Amendment shall become effective. SECTION 4. MISCELLANEOUS. Section 4.1. This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and confirmed and shall be and remain in full force and effect. Section 4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note

-13- Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires. Section 4.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof. Section 4.4. This First Amendment shall be governed by and construed in accordance with New York law. * * * * *

-14- Section 4.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement. PHYSICIANS REALTY L.P., a Delaware limited partnership By: Physicians Realty Trust, as General Partner By /s/ John T. Thomas Name: John T. Thomas Title: President and Chief Executive Officer PHYSICIANS REALTY TRUST, a Maryland real estate investment trust By /s/ John T. Thomas Name: John T. Thomas Title: President and Chief Executive Officer

-15- Accepted and Agreed to on the date first written above: AMERICAN GENERAL LIFE INSURANCE COMPANY THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK THE VARIABLE ANNUITY LIFE INSURANCE COMPANY AMERICAN HOME ASSURANCE COMPANY LEXINGTON INSURANCE COMPANY NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA UNITED GUARANTY MORTGAGE INDEMNITY COMPANY UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY By: AIG Asset Management (U.S.) LLC, Investment Adviser By: /s/ Bryan W. Eells Name: Bryan W. Eells Title: Vice President